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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 25, 2002, included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-63874)


                                         ARTHUR ANDERSEN LLP


New York, New York
March 25, 2002